SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 5, 2010; (February 17, 2010)

GLEN ROSE PETROLEUM CORPORATION
(Exact name of registrant as specified in Charter)

Delaware	001-10179	87-0372864
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

22762 Westheimer Parkway
Suite 515
Katy, Texas 77450
(Address of Principal Executive Offices)

(832) 437-4026
(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below).

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

This Form 8-K and other reports filed by Glen Rose Petroleum Corporation (the “Company”) from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain forward looking statements and information that are based upon beliefs of, and information currently available to, our management as well as estimates and assumptions made by our management. When used in the Filings the words “anticipate,” “believe,” “estimate,” “expect,” “future,” “intend,” “plan” or the negative of these terms and similar expressions as they relate to us or our management identify forward looking statements. Such statements reflect our current view with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to our industry, operations and results of operations and any businesses that we may acquire. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Item 1.01 Entry into a Material Definitive Agreement

Glen Rose Petroleum Corporation has entered the following material definitive agreements.

Iroquois Capital Opportunity Fund LP and others

On March 3, 2010, Glen Rose Petroleum Corporation closed a secured convertible note and warrant transaction agreement and a working interest purchase and sale agreement with Iroquois Capital Opportunity Fund and 12 other investors.  The secured convertible note transaction provides that the Company will receive $3,350,000 in exchange for the notes and warrants.  The two year notes pay 8 percent interest with a 12 percent interest if payment is made in kind.  The outstanding principal and interest on the notes is convertible into Company common stock at the option of the note holder at $.30 per share with the Company having the right to force conversion once the Company achieves a greater than $1.25 share price and minimum daily volume of $2,000,000.  The maximum number of conversion common stock shares for the notes’ principal amounts, assuming all shares are converted, is 11,666,667 common stock shares.  The notes are secured by all of the Company’s and its subsidiaries’ assets.   The investors are also receiving a total of 11,666,667 warrants exercisable at $.60 per share with five year terms.  The warrants have cashless exercise provisions.  Should the Company issue common stock for consideration that is less than the note conversion price or the warrant exercise price during the term of the notes or warrants, the note conversion price and the warrant exercise price shall be adjusted downward to equal the price at which the Company issued that common stock.

The subscription agreement also calls for the Company to have a director nominated by Iroquois Capital Opportunity Fund LP or its assignee.  Accordingly, the Company has amended its bylaws to provide for such a “Nominated Director.”  Further, under the amended bylaws, the Nominated Director must approve certain business decisions without regard to the vote of the other Directors, including (i) the Company’s or Subsidiary’s annual budget; (ii) acquisition or disposition of material assets, outside the ordinary course of business; (iii) formation or dissolution of the Company or Subsidiary; (iv) expenditure of or incurring of an obligation of $20,000 or more for a single purpose during any consecutive twelve month period unless such expenditure has been approved in a budget approved by the board of directors of the Company or Subsidiary (“single purpose” may include an approved general plan of operations relating to oil and gas production and shall not be a reference to the engagement of any single vendor in connection with such approved general plan of operations relating to oil and gas production), provided such expenditure has been approved in a budget approved by the board of directors of the Company and Subsidiary, as applicable;  (v) open or close any account with any financial institution; (vi) initiation or settlement of any litigation, arbitration or judicial proceeding; and (vii) the issuance of any equity of the Company or right to receive or acquire any equity of the Company, or modification of any of the foregoing outstanding at any time.  The Nominated Director bylaw provision ceases to be effective when the notes are paid.

The Company has also closed a transaction with Glen Rose Partners I, LLC, an affiliate of Iroquois Capital Opportunity Fund, LP, to sell 12.5% of its working interest in the Wardlaw Field in exchange for $1,000,000.   The purchase and sale agreement has a carveout for existing producing wells.  It also includes an Area of Mutual Interest agreement in which Glen Rose Partners I, LLC is able to be a 12.5% participant in future development by the Company or its subsidiaries.  The purchase and sale agreement states that Glen Rose Partners I, LLC is carried on expenses up to $2,000,000.  Further, for five years Glen Rose Partners I, LLC will also have conversion rights to convert its working interest in the Wardlaw Prospect with an imputed value equal to the working interest purchase price as adjusted, into the Company’s common stock in the same manner as the secured convertible notes are convertible except that the Glen Rose Partners I,LC conversion price shall be 150% of the secured convertible notes’ conversion price in effect as of the conversion date, provided that the secured convertible notes remained outstanding on the date of such conversion.

Consulting Agreement with Iromad, LLC

As part of the above-referenced Iroquois Opportunity Fund, LLC transactions, the Company has entered into a consulting agreement with Iromad, LLC which requires the Company to pay $25,000 per month with a 3 year term.  The Company will be paying a six month advance ($150,000) immediately.  The agreement calls for Iromad, LLC’s personnel to be available to consult with the officers of the Company at reasonable times on technical and operational matters.  The $25,000 per month provides for 100 hours of work.  If Iromad, LLC exceeds 100 hours of work in a month, it will bill the Company its regular hourly rates.

Joseph Tovey

Joseph Tovey began consulting with the Company on July 21, 2009.  With the close of the Iroquois Capital Opportunity Fund, LLC transaction the Company is engaging new consultants.     Accordingly, the Company has entered into a termination and settlement agreement with Joseph Tovey whereby his consulting agreement that began July 21, 2009 will be terminated and he or business entities affiliated with him will receive total cash compensation of $45,000 plus expense reimbursement of $17,528.  Mr. Tovey will also receive four tranches of warrants as follows:

1)	Warrant to acquire 100,000 common shares of the Company at a strike price of $0.50 per share exercisable for twelve months from the Effective Date of the termination and settlement agreement;
2)	Warrant to acquire 100,000 common shares of the Company at a strike price of $1.00 per share exercisable for twenty-four months from the Effective Date of the termination and settlement agreement;
3)	Warrant to acquire 100,000 common shares of the Company at a strike price of $1.50 per share exercisable for thirty-six months from the Effective Date of the termination and settlement agreement; and
4)	Warrant to acquire 100,000 common shares of the Company at a strike price of $2.00 per share exercisable for forty-eight months from the Effective Date of the termination and settlement agreement.

Put Option Holders Novation Agreements

As stated in its Form 10-Q for the period ending December 31, 2009, filed February 22, 2010, the Company had option agreements to ex-employees and directors which exercised at $1.50 and $2.91 exercise prices.  These options were modified to extend the expiration date to March 31, 2009, to add a put feature where the option holder can put the option back to the Company for the difference between $4.00 per share and the purchase price between April 1, 2008 and April 10, 2008, and to add a call feature whereby the Company can call the option for the difference between $7.50 and the purchase price.  Since the put feature does not subject the holder to the normal risks of share ownership, the Company has classified the put options as liability awards and recorded such at fair value. A liability and corresponding expense of $2,727,186 was recorded.

The Company has entered into novation agreements with fifteen of its sixteen holders of put options with similar agreements pending with the single remaining put option holder.  The novation agreements replace the put option liability with unsecured 4% notes maturing on September 30, 2011, but may thereafter be extended at the Company’s option to September 30, 2012 at 6% per year.  The fifteen put option holders who have executed their novation agreements will receive notes totaling $2,303,272 in principal.  The remaining put option holder will receive a note in the amount of $186,508 upon execution of the novation agreement.  Thus, the cumulative amount of principal on the 4% per year notes when all the novation agreements are executed is $2,489,780.  The notes are dated as of February 5, 2010.

The Company began receiving the novation agreements on February 17, 2010 which is the earliest item reported by this Form 8-K.

Dr. Howard Berg Note

Dr. Howard Berg released the Company’s obligation under a note dated August 3, 2009 and an accompanying security agreement in exchange for payment of $100,000 and delivery of 603,917 shares of the Company’s Common Stock.

DK True Energy Development, Ltd.

DK True Energy Development, Ltd. entered into a one year consulting agreement with the Company that had a five year trail on the issuance of up to 5,250,000 $1.05 warrants with a five year term from the date of the consulting agreement if the Company met certain production standards as further stated in Exhibit 10-1 and 10-2 of the Company’s Form 8-K dated December 3, 2007, which is incorporated herein by reference.  The Company has obtained a release of liability for that warrant in from DK True Energy Development, Ltd. in exchange for the payment of $5,833 in cash and the issuance of 729,167 $1.05 warrants expiring on November 28, 2012 and further payment of $140,000 plus 500,000 $.75 warrants with a three year term.

RTP Secure Energy Corp.

RTP Secure Energy Corp. entered into a one year consulting agreement with the Company that had a five year trail on the issuance of up to 3,750,000 $1.05 warrants with a five year term from the date of the consulting agreement if the Company met certain production standards as further stated in Exhibit 10-3 and 10-4 of the Company’s Form 8-K dated December 3, 2007, which is incorporated herein by reference.  The Company has obtained a release of liability for that warrant from RTP Secure Energy Corp. in exchange for the payment of $4,167 in cash and the issuance of 520,833 $1.05 warrants expiring on November 28, 2012.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

As previously in its Form 8-K dated January 13, 2010, the Company received a delisting notice from The NASDAQ Stock Market LLC (“NASDAQ”) due to the Company’s non-compliance with NASDAQ’s $1.00 per share bid price requirement. In response, the Company requested a hearing before a NASDAQ Listing Qualifications Panel to appeal the Staff’s delisting determination. On March 4, 2010, the Company advised NASDAQ that it is withdrawing its appeal and request for continued listing. Accordingly, NASDAQ will suspend trading of the Company’s securities effective with the open of business on Monday, March 8, 2010.

Following the suspension of trading on NASDAQ, the Company expects that its common stock will be quoted on the OTC Bulletin Board (the “OTCBB”), which is operated by FINRA. In that regard, the Company has been advised by a market maker that it has filed the necessary application with FINRA to quote the Company’s securities on the OTCBB.  It is expected that the application will be cleared by FINRA so as to facilitate trading on the OTCBB beginning on Monday, March 8, 2010.  In the event, the application is not cleared by FINRA in time for trading on Monday, the Company’s securities will be eligible for quotation and trading on The Pink Sheets.

Item 3.02 Unregistered Sales of Equity Securities

As further described above, the Company entered into convertible note and warrant transactions totaling $3,350,000 with 13 investors, including Iroquois Capital Opportunity Fund, LP, in which it may issue shares upon a conversion of the note principal amount of up to 11,666,667 $.001 par value common stock shares at $.30 per share plus warrants for the purchase of 11,666,667 $.001 par value common stock shares at $.60 per share.  The Company intends to use the proceeds of the offering for its business operations.  The Company issued these convertible notes and warrants under an exemption under SEC Rule 506 regulation D.

As further described above, the Company, under its termination and settlement agreement with Joseph Tovey, is issuing him 400,000 warrants to purchase its common stock, with 100,000 warrants having an exercise price of $.50, 100,000 warrants having an exercise price of $1.00, 100,000 warrants having an exercise price of $1.50, and 100,000 warrants having an exercise price of $2.00.  These warrants have no cashless exercise provision.  These warrants are being issued pursuant to the exemption under SEC Rule 701.

The Company has issued 603,917 of its $.001 Par Value Common Stock in a securities exchange transaction under Section 3(a)(9) of the Securities Act of 1933 in connection with the cancellation of the Company’s obligations to Dr. Berg under a note that he held.  The value of the obligation satisfied through the issuance of the common stock shares to Dr. Berg is $181,750 and the common stock shares were valued at $.30 per share.

As further described above, the Company is issuing a 729,167 share $1.05 warrant and 500,000 share $.75 warrant to DK True Energy Development, Ltd. in exchange for the cancellation of the Company’s warrant obligation to DK True Energy Development, Ltd. involving up to 5,250,000 $1.05 warrants under an agreement dated November 28, 2007.  The new warrants are being issued in a securities exchange transaction under Section 3(a)(9) of the Securities Act of 1933 with consideration being the cancellation of the previous warrant.

As further described above, the Company is issuing a 520,833 share $1.05 warrant to RTP Secure Energy Corp. in exchange for the cancellation of the Company’s warrant obligation to RTP Secure Energy Corp. involving up to 3,750,000 $1.05 warrants under an agreement dated November 28, 2007.  The new warrant is being issued in a securities exchange transaction under Section 3(a)(9) of the Securities Act of 1933 with consideration being the cancellation of the previous warrant.

Item 5.02 Appointment of Principal Officer

Ruben Alba has been appointed the Corporation’s Chief Operating Officer effective March 15, 2010.   He received his Chemical Engineering Degree from New Mexico State University.   He worked in the oil and gas industry for over 13 years with Halliburton Energy Services and Superior Well Services.   He holds two patents in unique completion technologies and is adept to the challenges of unconventional reservoirs.

Mr. Alba will be in-charge of all field activities for the Company at the Wardlaw Field with the principal responsibility of significantly increasing production.

Item 5.03 Amendments to Articles of Incorporation or Bylaws

As required by the transaction documents relating to the secured convertible notes described above in Item 1.01 and 3.02, the Corporation amended its bylaws effective March 2, 2010 to provide for the service of a “Nominated Director” designated by Iroquois Opportunity Fund, LP for the term of the secured convertible notes.

Under the amended bylaws, the Nominated Director must approve certain business decisions without regard to the vote of the other Directors, including (i) the Company’s or Subsidiary’s annual budget; (ii) acquisition or disposition of material assets, outside the ordinary course of business; (iii) formation or dissolution of the Company or Subsidiary; (iv) expenditure of or incurring of an obligation of $20,000 or more for a single purpose during any consecutive twelve month period unless such expenditure has been approved in a budget approved by the board of directors of the Company or Subsidiary (“single purpose” may include an approved general plan of operations relating to oil and gas production and shall not be a reference to the engagement of any single vendor in connection with such approved general plan of operations relating to oil and gas production), provided such expenditure has been approved in a budget approved by the board of directors of the Company and Subsidiary, as applicable;  (v) open or close any account with any financial institution; (vi) initiation or settlement of any litigation, arbitration or judicial proceeding; and (vii) the issuance of any equity of the Company or right to receive or acquire any equity of the Company, or modification of any of the foregoing outstanding at any time.  The Nominated Director bylaw provision ceases to be effective when the notes are paid.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
99.1	Exhibit 99.1 – Press Release dated March 3, 2010 announcing Iroquois Capital Opportunity Fund LP transaction

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 5, 2010

GLEN ROSE PETROLEUM CORPORATION

By:	/s/ Andrew Taylor-Kimmins
Andrew Taylor-Kimmins, President